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                               SEPARATE ACCOUNT B

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

 SUPPLEMENT DATED AUGUST 10, 2001 TO PROSPECTUS SUPPLEMENT DATED JULY 13, 2001

The information in this supplement amends certain information contained in the July 13, 2001 prospectus supplement. You should read this supplement along with the prospectus supplement.

The following information updates and replaces the section entitled "General Description of GET N" found on page 1.

GENERAL DESCRIPTION OF GET N

Series N of the Aetna GET Fund (GET N) is an investment option that may be available during the accumulation phase of the contract. Golden American Life Insurance Company (the Company, we, our) makes a guarantee, as described below, when you direct money into GET N. Aeltus Investment Management, Inc. serves as investment adviser to GET N.

We will offer GET N shares only during its offering period, which is scheduled to run from July 13, 2001 through the close of business on September 12, 2001. GET N may not be available under your contract, your plan or in your state. Please read the GET N prospectus for a more complete description of GET N, including its charges and expenses.

Form No. 110924                                                      August 2001